UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       January 8, 2007
AVALONBAY COMMUNITIES, INC.
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318

(Commission File Number)	(I.R.S. Employer Identification No.)

2900 Eisenhower Avenue, Suite 300, Alexandria, Virginia	22314

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code      (703) 329-6300
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
On January 8, 2007, AvalonBay Communities, Inc. issued a press release entitled “Avalon Bay Communities Adjusts 2006 EPS Outlook, Affirms 2007 FFO Outlook and Provides Initial 2007 Financial Outlook.” The press release is attached as Exhibit 99.1 hereto.

ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1*	Press release dated January 8, 2007

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2007	AVALONBAY COMMUNITIES, INC.

	By:	/s/ Thomas J. Sargeant

Thomas J. Sargeant
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release dated January 8, 2007.

*	Filed herewith.